UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Prospector Capital Corp.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Prospector Capital Corp.
1250 Prospect Street, Suite 200
La Jolla, CA 92037

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF
Prospector Capital Corp.

Dear Shareholders of Prospector Capital Corp.:

You are cordially invited to attend the Extraordinary General Meeting in lieu of Annual General Meeting (the “Extraordinary General Meeting”) of shareholders of Prospector Capital Corp., a Cayman Islands exempted company (the “Company,” “Prospector,” “we,” “us” or “our”), to be held on January 5, 2023, at 11:00 AM, Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/prospectorcapital/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP. The accompanying proxy statement is dated December 13, 2022, and is first being mailed to shareholders of the Company on or about December 15, 2022.

Even if you are planning on attending the Extraordinary General Meeting, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

(a)     as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”), included as part of the units sold in the Company’s initial public offering that was consummated on January 12, 2021 (the “IPO”), from January 12, 2023, to December 31, 2023 (the “Extension,” such date, the “Extended Date,” and such proposal, the “Extension Proposal”); and

(b)    as a special resolution, to amend (the “Liquidation Amendment” and, together with the Extension Amendment, the “Articles Amendment”) the Company’s Articles pursuant to an amendment to the Articles in the form set forth in Annex B of the accompanying proxy statement to permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by our Board and included in a public announcement (the “Liquidation Amendment Proposal”); and

(c)    as an ordinary resolution, to re-elect Steve Altman as a Class I director of the Board until the general meeting of the Company to be held in 2025 or until his successor is appointed and qualified (the “Director Election Proposal”); and

(d)    as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the other proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully. Under Cayman Islands law and the Articles, no other business may be transacted at the Extraordinary General Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, THE LIQUIDATION AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial business combination. The sole purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the Trust Account (as defined below) and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended Articles and prior to the Extended Date (including a date prior to January 12, 2023), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date. The sole purpose of the Director Election Proposal is to elect one director, which is necessary to satisfy certain listing requirements of Nasdaq. The sole purpose of the Adjournment Proposal is to allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Liquidation Amendment Proposal or the Director Election Proposal, or to provide additional time to effectuate the Extension. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of such other proposals.

The Articles provide that the Company has until January 12, 2023, to complete an initial business combination. While the Company is currently in discussions regarding various business combination opportunities, the Board has determined that there will not be sufficient time before January 12, 2023 to complete an initial business combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to the Extended Date. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, to liquidate the Company at an earlier date.

Approval of the Extension Proposal and the Liquidation Amendment Proposal is a condition to the implementation of the Extension. The Extension is also conditioned upon receipt of no more than 90% of the public shares (as defined below) being put to us for redemption, which requires that a substantial number of public shareholders do not redeem or redeem only a portion of their public shares. The Board reserves the right to waive such condition and proceed with the Extension, in its sole discretion. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal and the Liquidation Amendment Proposal.

In connection with the Extension Proposal and the Liquidation Amendment Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal and the Liquidation Amendment Proposal or if they vote at all. If the Extension Proposal and the Liquidation Amendment Proposal are approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Articles, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based upon the amount held in the Trust Account as of the Record Date (as defined below), which was $328,518,166 (including interest not previously released to Prospector to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.10 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the Record Date, was $10.04. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to the Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal or Liquidation Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on January 3, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal or Liquidation Amendment Proposal and regardless of whether they hold public shares on the Record Date.

If the Extension Proposal and the Liquidation Amendment Proposal are not approved and we do not consummate an initial business combination by January 12, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by January 12, 2023 or by the applicable deadline as may be extended.

Approval of the Extension Proposal and the Liquidation Amendment Proposal requires a special resolution under the Cayman Islands Companies Act (As Revised) (the “Companies Act”), being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company issued to Prospector Sponsor LLC, the Company’s sponsor (the “Sponsor”) in a private placement prior to the IPO (“Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”) who attend and vote, together as a single class, represented in person or by proxy, at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

Approval of the Director Election and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve one or more of the other proposals at the Extraordinary General Meeting or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

The Board has fixed the close of business on November 23, 2022, as the record date for the Extraordinary General Meeting (the “Record Date”). Only shareholders of record on November 23, 2022, are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its public shares.

All Prospector shareholders are cordially invited to attend the Extraordinary General Meeting via the Internet at https://www.cstproxy.com/prospectorcapital/2023. To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in the accompanying proxy statement.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting. If you have any questions or need assistance voting your ordinary shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing PRSR.info@investor.morrowsodali.com.

On behalf of our board of directors, we would like to thank you for your support of Prospector Capital Corp.

December 13, 2022

By Order of the Board,
/s/ Derek Aberle
Derek Aberle
Chief Executive Officer and Director

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED AND (3) DELIVER YOUR CLASS A ORDINARY SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated December 13, 2022
and is first being mailed to our shareholders with the form of proxy on or about December 15, 2022.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Company’s board of directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

Prospector Capital Corp.
1250 Prospect Street, Suite 200
La Jolla, CA 92037

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON JANUARY 5, 2023

Dear Shareholders of Prospector Capital Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting in lieu of Annual General Meeting (the “Extraordinary General Meeting”) of shareholders of Prospector Capital Corp., a Cayman Islands exempted company (the “Company”), will be held on January 5, 2023, at 11:00 AM, Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/prospectorcapital/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”), included as part of the units sold in the Company’s initial public offering that was consummated on January 12, 2021 (the “IPO”), from January 12, 2023, to December 31, 2023 (the “Extension,” such date, the “Extended Date,” and such proposal, the “Extension Proposal”); and

2.      Proposal No. 2 — The Liquidation Amendment Proposal — as a special resolution, to amend (the “Liquidation Amendment” and, together with the Extension Amendment, the “Articles Amendment”) the Company’s Articles pursuant to an amendment to the Articles in the form set forth in Annex B of the accompanying proxy statement to permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by our Board and included in a public announcement (the “Liquidation Amendment Proposal”); and

3.      Proposal No. 3 — The Director Election Proposal — as an ordinary resolution, to re-elect Steve Altman as a Class I director of the Board until the general meeting of the Company to be held in 2025 or until his successor is appointed and qualified (the “Director Election Proposal”); and

4.      Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the other proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial business combination. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, to determine to liquidate the Company at an earlier date.

The sole purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the Trust Account (as defined below) and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended Articles and prior to the Extended Date (including a date prior to January 12, 2023), after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date. While we are currently seeking to identify an initial business combination target, the Board currently believes that there will not be sufficient time before January 12, 2023 to identify and complete the initial business combination. Accordingly, the Board believes that it is in the best interests of our shareholders to provide additional flexibility to wind up our operations, in which case we will liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another shareholders’ meeting prior to the Extended Date in order to seek shareholder approval of a potential business combination.

Approval of the Extension Proposal and the Liquidation Amendment Proposal is a condition to the implementation of the Extension. The Extension is also conditioned upon receipt of no more than 90% of the public shares (as defined below) being put to us for redemption, which requires that a substantial number of public shareholders do not redeem or redeem only a portion of their public shares. The Board reserves the right to waive such condition and proceed with the Extension, in its sole discretion. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal and the Liquidation Amendment Proposal. Approval of the Extension Proposal and the Liquidation Amendment Proposal requires a special resolution under the Cayman Islands Companies Act (As Revised) (the “Companies Act”), being the affirmative vote of the holders of at least two-thirds of the Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company issued to Prospector Sponsor LLC, the Company’s sponsor (the “Sponsor”) in a private placement prior to the IPO (“Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) who attend and vote, together as a single class, represented in person or by proxy, at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

The sole purpose of the Director Election Proposal is to elect one director, which is necessary to satisfy certain listing requirements of Nasdaq. Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

The sole purpose of the Adjournment Proposal is to allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Liquidation Amendment Proposal or the Director Election Proposal, or to provide additional time to effectuate the Extension. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of one or more of such other proposals or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal or the Liquidation Amendment

Proposal, or if they vote at all. If the Extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A Ordinary Shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Articles, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Pursuant to the Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on January 3, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal or the Liquidation Amendment Proposal.

If the Extension is not approved and we do not consummate an initial business combination by January 12, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Company’s sponsor is Prospector Sponsor LLC, a Cayman Islands limited liability company. The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by January 12, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by January 12, 2023 or by the applicable deadline as may be extended.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor does it apply to any claims under our indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The per-share liquidation price for the public shares is anticipated to be approximately $10.10 (based on the amount held in the Trust Account as of the Record Date (including interest not previously released to Prospector to pay its taxes)). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10 due to unforeseen claims of potential creditors.

If the Extension Proposal or the Liquidation Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Proposal or the Liquidation Amendment Proposal is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $328,518,166 that was in the Trust Account as of the Record Date. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on November 23, 2022, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 40,625,000 Ordinary Shares issued and outstanding, including 32,500,000 Class A Ordinary Shares and 8,125,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement.

It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing PRSR.info@investor.morrowsodali.com.

By Order of the Board,
/s/ Derek Aberle
Derek Aberle
Chief Executive Officer and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON JANUARY 5, 2023

This Notice of Extraordinary General Meeting and Proxy Statement are available at
https://www.cstproxy.com/prospectorcapital/2023.

i

Prospector Capital Corp.
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at 11:00 AM, Eastern Time, on January 5, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the Extraordinary General Meeting in lieu of Annual General Meeting of Prospector Capital Corp., a Cayman Islands exempted company (the “Company,” “Prospector,” “we,” “us” or “our”), and any postponements, adjournments or continuations thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on January 5, 2023, at 11:00 AM, Eastern Time, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/prospectorcapital/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2022, the Company’s subsequent Quarterly Reports on Form 10-Q and elsewhere in our filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement, Annual Report on Form 10-K, and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held in person or virtually on January 5, 2023, or at any adjournments or postponement thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

Prospector is a blank check company incorporated on September 18, 2020 as a Cayman Islands exempted company for the purpose of effecting an initial business combination.

On September 28, 2020, pursuant to an agreement by and between the Company and the Sponsor (the “Securities Purchase Agreement”), our Sponsor purchased the Class B ordinary shares, par value $0.0001, of the Company (“Class B Ordinary Shares”), and private placement warrants (the “Private Placement Warrants”) for $10,075,000. On December 16, 2020, pursuant to an amendment to the Securities Purchase Agreement and Return Agreement (the “SPA Amendment”), our Sponsor returned certain Class B Ordinary Shares and Private Placement Warrants to us for $2,300,000. On January 7, 2021, we effected a 1:1.2 share capitalization of our Class B Ordinary Shares. After the closing of the IPO (as defined below), our Sponsor held an aggregate of 8,125,000 Class B Ordinary Shares.

On January 12, 2021, the Company consummated its initial public offering (“IPO”) of 32,500,000 units at $10.00 per unit, including 2,500,000 units pursuant to the underwriters’ exercise of their over-allotment option in part, generating gross proceeds of $325,000,000. Each unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”) and one-third of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the closing of the IPO (as defined below), pursuant to a private placement warrants purchase agreement (the “Private Placement Warrants Purchase Agreement”), the Company completed the private sale of an aggregate of 500,000 Private Placement Warrants to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $750,000. Following the closing of the IPO and over-allotment, a total of $325,000,000 ($10.00 per unit) of the net proceeds from its IPO and the private placements consummated pursuant to the Securities Purchase Agreement and Private Placement Warrants Purchase Agreement were placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. Our Articles provide for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by January 12, 2023.

While the Company is currently in discussions regarding various business combination opportunities, the Board has determined that there will not be sufficient time before January 12, 2023 to complete an initial business combination. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to December 31, 2023 (the “Extended Date”).

Why does the Company need to hold an annual meeting?

The Extraordinary General Meeting is also being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2021.

In addition to sending our shareholders this proxy statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2021 so that at the Extraordinary General Meeting our shareholders may discuss and ask questions of the Company with respect to our financial statements.

What is being voted on?

You are being asked to vote on the following proposals:

1.      as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate an initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares included as part of the units sold in the IPO, from January 12, 2023, to the Extended Date (the “Extension,” and such proposal, the “Extension Proposal”); and

2.      as a special resolution, to amend (the “Liquidation Amendment” and, together with the Extension Amendment, the “Articles Amendment”) the Company’s Articles pursuant to an amendment to the Articles in the form set forth in Annex B of the accompanying proxy statement to permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by our Board and included in a public announcement (the “Liquidation Amendment Proposal”); and

3.      as an ordinary resolution, to re-elect Steve Altman as a Class I director of the Board until the general meeting of the Company to be held in 2025 or until his successor is appointed and qualified (the “Director Election Proposal”); and

4.      as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Liquidation Amendment Proposal or (y) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal and the Liquidation Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Derek Aberle and Nick Stone have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held at 11:00 AM, Eastern Time, on January 5, 2023, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or virtually via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/prospectorcapital/2023. The Extraordinary General Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. We encourage you to access the Extraordinary General Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Extraordinary General Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete its initial business combination.

The Articles currently provide that if the Company does not complete an initial business combination by January 12, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

We believe that the provisions of the Articles described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Articles. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination offers an attractive investment for our shareholders, the Extension is warranted. However, even if the Extension Proposal is approved and the Extension is implemented, there is no assurance that the Company will be able to consummate a business combination by the Extended Date, given the actions that must occur prior to closing of a business combination.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares, regardless of how such public shareholders vote on the Extension Proposal or the Liquidation Amendment Proposal, or if they vote at all. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal and the Liquidation Amendment Proposal. The Extension Proposal and Liquidation Amendment Proposal is also conditioned upon receipt of no more than 90% of the public shares being put to us for redemption, which requires that a substantial number of public shareholders do not redeem or redeem only a portion of their public shares. The Board reserves the right to waive such condition and proceed with the Extension Proposal and the Liquidation Amendment Proposal, in its sole discretion.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete an initial business combination, unless the Company obtains any additional extension.

Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote to approve the Liquidation Amendment Proposal?

The sole purpose of the Liquidation Amendment Proposal is to provide additional flexibility to wind up our operations, in which case we will liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all public shares. Our Board recommends that you vote in favor of the Liquidation Amendment Proposal.

Why should I vote to approve the Director Election Proposal?

Mr. Altman has served on our Board since our IPO. Our Board believes that stability and continuity on our Board is important as we continue to search for and complete a business combination.Our Board recommends that you vote in favor of the Director Election Proposal.

Why should I vote to approve the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, the Liquidation Amendment Proposal or the Director Election Proposal, or to provide additional time to effectuate the Extension.

What happens if more than 90% of the Public Shares are redeemed in connection with the Extension Amendment Proposal or the Liquidation Amendment Proposal?

The Extension Proposal and the Liquidation Amendment Proposal are conditioned upon receipt of no more than 90% of the public shares being put to us for redemption, which requires that a substantial number of public shareholders do not redeem or redeem only a portion of their public shares. If more than 90% of the public shares are put to us for redemption, the Board intends to abandon the Extension Proposal and the Liquidation Amendment Proposal. However, the Board may also waive the condition and proceed with the Extension Proposal and the Liquidation Amendment Proposal. The Board is not obligated to waive the condition and may or may not do so in its sole discretion. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers and initial shareholders and their permitted transferees (collectively, the “Initial Shareholders”) are expected to vote any Class A Ordinary Shares and Class B Ordinary Shares (together, the “Ordinary Shares”) over which they have voting control in favor of the Extension Proposal, the Liquidation Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Ordinary Shares held by them. On the record date, the Initial Shareholders beneficially owned and were entitled to vote 8,125,000 Ordinary Shares, which represents 20.0% of the Company’s issued and outstanding Ordinary Shares. As a result, if all of our issued and outstanding Ordinary Shares were voted at the Extraordinary General Meeting, we would need, in addition to our Initial Shareholders’ founder shares, 18,958,334, or 58.3%, of the 32,500,000 public shares sold in the IPO to be voted in favor of the Extension Proposal and the Liquidation Amendment Proposal, and we would need 12,187,501, or 37.5%, of the 32,500,000 public shares sold in the IPO to be voted in favor of the Director Election Proposal and, if presented, the Adjournment Proposal.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.10 per share, based on the amounts held in the Trust Account as of the Record Date (including interest not previously released to Prospector to pay its taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal or the Liquidation Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Proposal or the Liquidation Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(l) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension Proposal and the Liquidation Amendment Proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension Proposal and the Liquidation Amendment Proposal at the Extraordinary General Meeting and could decrease the chances that the Extension Proposal and the Liquidation Amendment Proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal or the Liquidation Amendment Proposal.

Who is the Company’s Sponsor?

The Company’s Sponsor is Prospector Sponsor LLC, a Cayman Islands limited liability company. The Sponsor currently owns an aggregate of 8,125,000 Class B Ordinary Shares. Derek Aberle, Nick Stone, Steve Altman and Mike Stone are among the members of our Sponsor and are its managers. Each manager has one vote, and the approval of a majority of the managers is required for approval of an action of the Sponsor. Based on the foregoing, no individual manager exercises voting or dispositive control over any of the securities held by our Sponsor, even those in which he directly owns a pecuniary interest.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who attend and vote, together as a single class, represented in person or by proxy, at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

What vote is required to approve the Liquidation Amendment Proposal?

Approval of the Liquidation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who attend and vote, together as a single class, represented in person or by proxy, at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.”

What vote is required to approve the Director Election Proposal?

Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if either there are not sufficient votes to approve one or more of the other proposals at the Extraordinary General Meeting or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to the time required to complete a business combination or liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension Proposal and Liquidation Amendment Proposal are not approved?

If the Extension Proposal and the Liquidation Amendment Proposal are not approved and we do not consummate an initial business combination by January 12, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Initial Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by January 12, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by January 12, 2023 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal and the Liquidation Amendment Proposal are approved, what happens next?

The Company is continuing its efforts to complete its initial business combination. The Company is seeking approval of the Extension Proposal and the Liquidation Amendment Proposal because the Company will not be able to complete an initial business combination prior to January 12, 2023. If the Extension Proposal and the Liquidation Amendment Proposal are approved, the Company expects to continue evaluating business combination opportunities in pursuit of entering into a business combination agreement and seeking shareholder approval of an initial business combination. If shareholders approve an initial business combination, the Company expects to consummate such initial business combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of such initial business combination.

Upon approval of the Extension Proposal and the Liquidation Amendment Proposal by the holders of at least two-thirds of the Ordinary Shares who attend and vote at the Extraordinary General Meeting, the Company will file an amendment to the Articles with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A and B hereto respectively. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.

If the Extension Proposal and the Liquidation Amendment Proposal are approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor through the Class B Ordinary Shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension. The Extension Proposal and the Liquidation Amendment Proposal are also conditioned upon receipt of no more than 90% of the public shares being put to us for redemption, which requires that a substantial number of public shareholders do not redeem or redeem only a portion of their public shares. The Board reserves the right to waive such condition and proceed with the Extension Proposal and the Liquidation Amendment Proposal, in its sole discretion.

If the Extension is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space and secretarial and administrative services provided to members of our management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement, dated as of January 7, 2021, by and between the Company and the Sponsor (the “Administrative Services Agreement”).

Where will I be able to find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. If you do not redeem your public shares in connection with the Extension Proposal and the Liquidation Amendment Proposal, and assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination if and when it is submitted to shareholders. If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our Articles.

How do I change my vote?

Shareholders may send a later-dated, signed proxy card to the Company at 1250 Prospect Street, Suite 200, La Jolla, CA 92037, attn.: Nick Stone, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on January 5, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Financial Officer, which must be received prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “nondiscretionary” matter.

Who can vote at the Extraordinary General Meeting?

Holders of our Ordinary Shares as of the close of business on November 23, 2022, the record date, are entitled to vote at the Extraordinary General Meeting. As of the record date, there were 40,625,000 Ordinary Shares issued and outstanding, consisting of 32,500,000 Class A Ordinary Shares and 8,125,000 Class B Ordinary Shares. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The Initial Shareholders collectively own all of our issued and outstanding Class B Ordinary Shares, constituting approximately 20.0% of our issued and outstanding Ordinary Shares.

Registered Shareholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B Ordinary Shares, Private Placement Warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any dissenter’s or appraisal or similar rights for dissenting shareholders?

Neither the Companies Act nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

What happens to the Company’s warrants if the Extension Proposal and the Liquidation Amendment Proposal are not approved?

If the Extension Proposal and Liquidation Amendment Proposal are not approved and we do not consummate an initial business combination by January 12, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by January 12, 2023 or by the applicable deadline as may be extended.

What happens to the Company’s warrants if the Extension Proposal and the Liquidation Amendment Proposal are approved?

If the Extension Proposal and Liquidation Amendment Proposal are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies (each a “SPAC”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC that has not entered into a definitive agreement for business combination within 18 months after the effective date of its IPO registration statement or that does not complete its initial business combination within 24 months after such date. While the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or money market funds meeting certain conditions of Rule 2a-7 of the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of being viewed as operating as an unregistered investment company, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and, thereafter, to hold all funds in the Trust Account in a bank deposit account until the earlier of the consummation of our initial business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in a bank deposit account. For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete a business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a bank deposit account.”

How do I vote?

If you are a holder of record of Ordinary Shares on November 23, 2022, the record date for the Extraordinary General Meeting, you may vote in person or by virtual attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Ordinary Shares?

Pursuant to the Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal and the Liquidation Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on January 3, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal or the Liquidation Amendment Proposal.

Based upon the amount held in the Trust Account as of the Record Date (including interest not previously released to Prospector to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.10 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the Record Date, was $10.04. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $35,000, plus associated disbursements for the Extraordinary General Meeting (including a one-time $10,000 advance against such disbursements), and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Prospector Capital Corp.
1250 Prospect Street, Suite 200
La Jolla, CA 92037
Telephone: (650) 396-7700

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: PRSR.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on January 3, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Mark Zimkind
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
E-mail: mzimkind@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 28, 2022, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 filed with the SEC on November 14, 2022, and in the other reports we file with the SEC before making a decision to vote on the proposals described in this proxy statement or to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a business combination will be considered or consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and less than 90% of our public shares redeemed (which requires that a substantial number of public shareholders do not redeem or redeem only a portion of their public shares) or the Board waives such condition, the Company expects to continue to pursue opportunities for business combinations, negotiate transaction documents and then seek shareholder approval of a business combination. There can be no assurances that we will identify a suitable business combination target, and even if we do, that we will be able to complete a business combination prior to the Extended Date.

We are required to offer shareholders the opportunity to redeem public shares in connection with the Extension Proposal and the Liquidation Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension or a business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Proposal and the Liquidation Amendment Proposal and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The Company’s ability to complete an initial business combination with a U.S. target company may be impacted if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), and ultimately prohibited.

The Sponsor, Prospector Sponsor LLC, is a Cayman Islands limited liability company. Although entities organized in non-U.S. jurisdictions such as the Cayman Islands are sometimes considered “foreign persons” under the regulations administered by CFIUS, the Company believes the Sponsor would not be considered a foreign person because it is ultimately controlled and majority-owned by U.S. nationals.

In the event the Sponsor is considered a foreign person, however, the Company could also be considered a foreign person and would continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over the Company for purposes of CFIUS’s regulations. The Company could likewise be considered a foreign person if a foreign investor acquires a significant interest in the Company and is viewed as having the ability to exercise control over the Company. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which includes controlling investments as well as certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. If the Company’s potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, the Company may determine that it is required to make a mandatory filing or that it will submit a voluntary filing to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to delay the initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or recommend that the U.S. president block the initial business combination or order the Company to divest all or a portion of a U.S. business of the combined company, which may limit the attractiveness of or prevent the Company from pursuing certain initial business combination opportunities that it believes would otherwise be beneficial to the Company and its shareholders. As a result, the pool of potential targets with which the Company could complete an initial business combination may be impacted, and it may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and the Company has limited time to complete its initial business combination. If the Company cannot complete its initial business combination by January 12, 2023 or by December 31, 2023, if the Extension is approved, or such later date that may be approved by the Company’s shareholders, because the review process extends beyond such timeframe or because the initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, the Company may be required to liquidate. If the Company liquidates, its public shareholders may only receive approximately $10.10 per share (based on the amount held in the Trust Account as of the Record Date (including interest not previously released to Prospector to pay its taxes), and assuming the Extension is not approved), and the Company’s warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a business combination and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued the SPAC Rule Proposals that would, among other items, impose additional disclosure requirements in business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings, as well as when projections are disclosed in connection with proposed business combination transactions; increase the potential liability of certain participants in proposed business combination transactions; and impact the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a business combination, and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete a business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will instruct Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in a bank deposit account.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria.

To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of the registration statement for its IPO. The company would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement for its IPO.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed our IPO in January 2021 and have operated as a blank check company searching for a target business with which to consummate a business combination since such time (or approximately 23 months after the effective date of our IPO, as of the date of this proxy statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted as proposed. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete a business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As of November 23, 2022, the Record Date, amounts held in Trust Account included approximately $3.5 million of accrued interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, or January 7, 2023, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in a bank deposit account (i.e., in one or more bank accounts) until the earlier of the consummation of a business combination or our liquidation. Interest on bank deposit accounts is variable and such accounts currently yield interest of approximately 3.0% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in a bank deposit account.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy on January 5, 2023, at 11:00 AM, Eastern Time, at the offices of White & Case LLP located at 1221 Avenue of the Americas, New York, New York 10020, or virtually via live webcast at https://www.cstproxy.com/prospectorcapital/2023, to consider and vote upon the proposals to be put to the Extraordinary General Meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP.

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Articles pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must complete an initial business combination from January 12, 2023, to the Extended Date; and

2.      Proposal No. 2 — The Liquidation Amendment Proposal — as a special resolution, to amend the Company’s Articles pursuant to an amendment to the Articles in the form set forth in Annex B of the accompanying proxy statement to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by our Board and included in a public announcement; and

3.      Proposal No. 3 — The Director Election Proposal — as an ordinary resolution, to re-elect Steve Altman as a Class I director of the Board until the general meeting of the Company to be held in 2025 or until his successor is appointed and qualified; and

4.      Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Proposal and the Liquidation Amendment Proposal or (y) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal and the Liquidation Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on November 23, 2022, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 40,625,000 Ordinary Shares issued and outstanding, including 32,500,000 Class A Ordinary Shares and 8,125,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals. There will be no cumulative voting.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles and the Companies Act. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.” Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Votes Required

Approval of the Extension Proposal and the Liquidation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares who attend and vote, together as a single class, represented in person or by proxy, at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the Director Election Proposal and Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Voting

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

You can vote your shares at the Extraordinary General Meeting in person or by proxy. You may attend the Extraordinary General Meeting via live webcast. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/prospectorcapital/2023. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing PRSR.info@investor.morrowsodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company at 1250 Prospect Street, Suite 200, La Jolla, CA 92037, attn.: Nick Stone, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on January 5, 2023) or attend the Extraordinary General Meeting in person or virtually and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Financial Officer, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy at 11:00 AM, Eastern Time, on January 5, 2023, at the offices of White & Case LLP, located at 1221 Avenue of the Americas, New York, New York 10020, or virtually via live webcast online at https://www.cstproxy.com/prospectorcapital/2023. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of White & Case LLP. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $35,000, plus associated disbursements for the Extraordinary General Meeting (including a one-time $10,000 advance against such disbursements), and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Morrow at:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

(banks and brokers can call collect at (203) 658-9400)

Email: PRSR.info@investor.morrowsodali.com

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Neither the Companies Act nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Shareholder Proposals

No business may be transacted at any annual general meeting or extraordinary general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Articles.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 1250 Prospect Street, Suite 200, La Jolla, CA 92037. Our telephone number is (650) 396-7700.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

Prospector is a blank check company incorporated on September 18, 2020 as a Cayman Islands exempted company for the purpose of effecting an initial business combination. On September 28, 2020, pursuant to an agreement by and between the Company and our Sponsor, our Sponsor purchased the Class B Ordinary Shares and Private Placement Warrants for $10,075,000. On December 16, 2020, pursuant to the SPA Amendment, our Sponsor returned certain Class B Ordinary Shares and Private Placement Warrants to us for $2,300,000. On January 7, 2021, we effected a 1:1.2 share capitalization of our Class B Ordinary Shares. After the closing of the IPO, our Sponsor held an aggregate of 8,125,000 Class B Ordinary Shares.

On January 12, 2021, the Company completed its IPO of 32,500,000 units at a price of $10.00 per unit, including 2,500,000 units pursuant to the underwriters’ exercise of their over-allotment option in part, generating gross proceeds to the Company of $325,000,000 before underwriting discounts and expenses. Each unit consists of one Class A Ordinary Share and one-third of one public warrant. Each whole public warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to certain adjustments. Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 500,000 Private Placement Warrants to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $750,000. A total of $325,000,000 of the net proceeds from the Company’s IPO and the private placements consummated pursuant to the Securities Purchase Agreement and Private Placement Warrants Purchase Agreement were placed in the Trust Account, with Continental acting as trustee.

The Extension

We are proposing to amend the Articles by special resolution pursuant to an amendment to the Articles in the form set forth in Annex A hereof to extend the date by which the Company must (1) consummate its initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A Ordinary Shares from January 12, 2023 to the Extended Date. Approval of the Extension Proposal and the Liquidation Amendment Proposal are required for the implementation of the Extension. The Extension Proposal and the Liquidation Amendment Proposal are also conditioned upon receipt of no more than 90% of the public shares being put to us for redemption. The Board reserves the right to waive such condition and proceed with the Extension Proposal and the Liquidation Amendment Proposal, in its sole discretion. In addition, the Company will not proceed with the Extension Proposal or the Liquidation Amendment Proposal if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal, which condition may not be waived by the Board.

A copy of the proposed amendment to the Articles is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Articles provide that we have until January 12, 2023, to complete an initial business combination. While the Company is currently in discussions regarding various business combination opportunities, the Board has determined that there will not be sufficient time before January 12, 2023 to complete an initial business combination. Accordingly, the Board believes that in order to be able to complete an initial business combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that an initial business combination opportunity is in the best interests of the Company and its shareholders. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date.

The Articles currently provide that if the Company does not complete an initial business combination by January 12, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

We believe that the provision of the Articles described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Articles. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and our belief that an initial business combination offers an attractive investment for our shareholders, the Extension is warranted.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed. If the Extension is not implemented or the Company has not consummated an initial business combination by the Extended Date, you have the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares.

The Sponsor

The Company’s Sponsor is Prospector Sponsor LLC, a Cayman Islands limited liability company. The Sponsor (whose members include certain of the Company’s directors and officers) currently owns an aggregate of 8,125,000 Class B Ordinary Shares.

If the Extension Proposal Is Not Approved

If the Extension Proposal and the Liquidation Amendment Proposal are not approved and we do not consummate an initial business combination by January 12, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Initial Shareholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Ordinary Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by January 12, 2023, or by the applicable deadline as may be extended, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Ordinary Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by January 12, 2023 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal Is Approved

If the Extension Proposal and the Liquidation Amendment Proposal are approved, the Company will file an amendment to the Articles with the Cayman Registrar in the form of Annex A and B hereto respectively to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension Proposal and the Liquidation Amendment Proposal are approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal and the Liquidation Amendment Proposal are approved, and the amount remaining in the Trust Account may be significantly less than the $328,518,166 that was in the Trust Account as of the Record Date. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Extension Proposal and the Liquidation Amendment Proposal are also conditioned upon receipt of no more than 90% of the public shares being put to us for redemption, which requires that a substantial number of public shareholders do not redeem or redeem only a portion of their public shares. The Board reserves the right to waive such condition and proceed with the Extension Proposal and the Liquidation Amendment Proposal, in its sole discretion. Additionally, we will not proceed with the Extension Proposal and the Liquidation Amendment Proposal if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension.

If the Extension Proposal and the Liquidation Amendment Proposal are approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space and secretarial and administrative services provided to members of our management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement.

Redemption Rights

In connection with the approval of the Extension Proposal and the Liquidation Amendment Proposal, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension Proposal and the Liquidation Amendment Proposal will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST, INCLUDING THE NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY 3, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Proposal and the Liquidation Amendment Proposal and redemptions.

Pursuant to the Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal and the Liquidation Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on January 3, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal and the Liquidation Amendment Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the scheduled vote on the Extension Proposal and the Liquidation Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the redemption deadline, or thereafter with our consent, that it does not want to redeem its shares, the shareholder may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal and the Liquidation Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal and the Liquidation Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then-issued and outstanding Class A Ordinary Shares. Based upon the amount held in the Trust Account as of the Record Date, which was $328,518,166 (including interest not previously released to Prospector to pay its taxes), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.10 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on the Record Date, was $10.04. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the scheduled vote on the Extension Proposal and the Liquidation Amendment Proposal.

United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders (as defined below) that elect to have their public shares redeemed for cash if the Extension Proposal and the Liquidation Amendment Proposal are approved.

This section applies only to U.S. Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment).

This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any state, local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes);

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of public shares (except as specifically provided below);

•        the Sponsor or its affiliates, officers or directors;

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold their public shares as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction;

•        persons whose functional currency is not the U.S. dollar; or

•        “controlled foreign corporations,” “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the exercise of redemption rights with respect to their public shares.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

We have not sought, and do not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally.

Subject to the discussion below under the section entitled “— PFIC Considerations,” the U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total amount of shares in Prospector held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares outstanding before and after the redemption. The redemption of public shares generally will be qualified as a sale of public shares (rather than a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in Prospector or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only public shares actually owned by the U.S. Holder, but also public shares that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of warrants.

In order to meet the substantially disproportionate test, the percentage of Prospector’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of shares of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of Prospector’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account both redemptions by other holders of public shares). For this purpose, voting shares generally means shares that participates in the election of the board of directors. Since the public shares do not participate in the election of the board of directors prior to the initial business combination, the public shares may not be treated as voting shares for this purpose. Consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in Prospector actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in Prospector actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of Prospector shares (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in Prospector. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in Prospector will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares in Prospector constructively owned by the U.S. Holder.

Taxation of Redemption Treated as a Distribution.

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from Prospector’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Prospector expects to have a deficit in earnings and profits on the date of the redemption. Distributions in excess of Prospector’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its shares of public shares on a per-share basis. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale.”

Taxation of Redemption Treated as a Sale

Subject to the discussion below under the section entitled “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. However, it is unclear whether the redemption rights included in the public shares suspends the running of the holding period while the U.S. Holder holds such public shares.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

Definition of a PFIC.

A foreign (i.e., non-U.S.) corporation will be classified as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of Prospector.

Based upon the composition of its income and assets, and upon a review of its financial statements, Prospector likely will not be eligible for the startup exception and therefore likely was a PFIC for its most recent taxable year ended on December 31, 2021 and likely will be a PFIC for the current taxable year.

Effects of PFIC Rules on the Redemption

If Prospector has been classified as a PFIC at any time during a U.S. Holder’s holding period in its public shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such public shares or in which Prospector was a PFIC, whichever is later (or a QEF Election along with a purging election), or an (b) an MTM Election (as defined below) with respect to such public shares, any gain recognized by the U.S. Holder on the redemption of such public shares would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of Prospector. Under these rules:

•        the U.S. Holder’s gain will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s public shares;

•        the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which Prospector was a PFIC, will be taxed as ordinary income;

•        the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Mark Election

The impact of the PFIC rules on the exercise of the redemption rights by a U.S. Holder will depend on whether the U.S. Holder has made a timely and effective election to treat Prospector as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of public shares during which Prospector qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. A purging election creates a deemed sale of the U.S. Holder’s public shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to the purging election subject to the special PFIC tax and interest charge rules described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its public shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its public shares. U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to Prospector is contingent upon, among other things, the provision by Prospector of a “PFIC Annual Information Statement” to such U.S. Holder. Prospector will endeavor to provide PFIC Annual Information Statements, upon written request, to U.S. Holders of public shares with respect to each current and future taxable year for which Prospector determines it is or has been a PFIC. There is no assurance, however, that Prospector will timely provide such information. A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) generally would not be subject to the adverse PFIC rules discussed above but instead would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of Prospector, whether or not such amounts are actually distributed.

The impact of the PFIC rules on the exercise of the redemption rights by a U.S. Holder may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code. U.S. Holders who hold (actually or constructively) stock or shares of a foreign corporation that is classified as a PFIC may annually elect to mark such stock or shares to its market value if such stock or shares is “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq (an “MTM Election”). No assurance can be given that the public shares are considered to be marketable stock for purposes of the MTM Election or whether the other requirements of this election are satisfied. If MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the adverse PFIC rules discussed above under the section entitled “— Effects of PFIC Rules on Redemption” but instead, in general, will include as ordinary income each year the excess, if any, of the fair market value of its public shares at the end of its taxable year over its adjusted basis in its public shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis in its public shares over the fair market value of public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The U.S. Holder’s basis in its public shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on the redemption of its public shares will be treated as ordinary income. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the PFIC stock, then the adverse PFIC rules discussed above under the section entitled “— Effects of PFIC Rules on Redemption” may apply to the redemption of public shares under certain circumstances.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)     amending the introduction of Article 51.7 by deleting the words:

“by 24 months from the consummation of the IPO”

and replacing them with the words:

“by 31 December 2023”

(b)    amending Article 51.8(a) by deleting the words:

“within 24 months from the consummation of the IPO”

and replacing them with the words:

“by 31 December 2023”.

Required Vote

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the Ordinary Shares who attend and vote, together as a single class, represented in person or by proxy, at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If the Extension Proposal and the Liquidation Amendment Proposal are not approved and we do not consummate an initial business combination by January 12, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate of 8,125,000 Class B Ordinary Shares, constituting 20.0% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information. Accordingly, if all of our issued and outstanding Ordinary Shares were voted at the Extraordinary General Meeting, we would need, in addition to our Initial Shareholders’ founder shares, 18,958,334, or 58.3%, of the 32,500,000 public shares sold in the IPO to be voted in favor of the Extension Proposal.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.10 per share, based on the amounts held in the Trust Account as of the Record Date (including interest not previously released to Prospector to pay its taxes)); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(l) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Extension Proposal and the Liquidation Amendment Proposal are not approved and we do not consummate an initial business combination by January 12, 2023, the 8,125,000 Class B Ordinary Shares held by the Sponsor (whose members include certain of our directors and officers) will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 5,666,667 Private Placement Warrants held by the Sponsor. The Class B Ordinary Shares and certain of the Private Placement Warrants were purchased for an aggregate investment of $7,775,000, and 500,000 Private Placement Warrants were purchased at the closing of the IPO for an aggregate investment of $750,000. The Class B Ordinary Shares had an aggregate market value of $81,575,000 based on the closing price of the Class A Ordinary Shares on Nasdaq on the Record Date and the Private Placement Warrants had an aggregate market value of $5,666.67 based on the closing price of the public warrants on Nasdaq on the Record Date;

•        In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•        All rights specified in the Articles relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension Proposal and the Liquidation Amendment Proposal are not approved and no initial business combination is completed by January 12, 2023, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter; and

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved and we do not consummate an initial business combination by January 12, 2023, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Extension Proposal — Interests of the Sponsor and the Company’s Officers and Directors” for more information.

PROPOSAL NO. 2 — THE LIQUIDATION AMENDMENT PROPOSAL

Overview

The proposed Liquidation Amendment would amend the Company’s Articles to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than the Extended Date as determined by our Board and included in a public announcement. The complete text of the Articles Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the Articles Amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Liquidation Amendment

The Company is proposing to amend its Articles pursuant to an amendment to the Articles in the form set forth in Annex B of the accompanying proxy statement to permit the Board to elect to wind up our operations on an earlier date and liquidate the Trust Account following filing of the amended Articles and prior to the Extended Date (including a date prior to January 12, 2023), if it determines such action is in the best interests of shareholders. In electing to wind up at an earlier date, the Board may take into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date.

The purpose of the Liquidation Amendment is to enable the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date following the filing of the amended Articles and prior to the Extended Date, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date. While we are currently seeking to identify an initial business combination target, the Board currently believes that there will not be sufficient time before January 12, 2023 to identify and complete the initial business combination. Accordingly, the Board believes that it is in the best interests of our shareholders to provide additional flexibility to wind up our operations, in which case we will liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares. If a suitable business combination is timely identified, the Company intends to hold another shareholders’ meeting prior to the expiration of the Extension Period in order to seek shareholder approval of a potential business combination.

A copy of the proposed amendments to the Articles is attached to this proxy statement as Annex B.

If the Liquidation Amendment Proposal Is Approved

If the Liquidation Amendment Proposal and the Extension Amendment Proposal are approved, the Articles Amendment in the form of Annex A and B respectively hereto will be effective and the Trust Account will not be disbursed except in connection with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable termination date. The Company will then continue to attempt to identify and consummate an initial business combination until the Extended Date, or until the Company’s Board determines that, in its sole discretion, it will not be able to consummate the initial business combination before the Extended Date, and does not wish to seek an additional extension.

If the Liquidation Amendment Proposal is Not Approved

If the Liquidation Amendment Proposal and the Extension Proposal are not approved and we do not consummate an initial business combination by January 12, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor does it apply to any claims under our indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

You are not being asked to vote on any business combination at this time. If the Extension Proposal and the Liquidation Amendment Proposal are approved and implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the Record Date for a meeting to consider the initial business combination, you will be entitled to vote on the initial business combination if and when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event the initial business combination is approved and completed or we have not consummated a business combination by the Extended Date, or upon the Company’s earlier liquidation, subject to the terms of the Articles.

Our Initial Shareholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their Ordinary Shares in connection with a shareholder vote to approve an amendment to our Articles such as the Extension Amendment. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote 8,125,000 founder shares, which represents 20.0% of the Company’s issued and outstanding Ordinary Shares.

In connection with the Extension Proposal and the Liquidation Amendment Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal and Liquidation Amendment Proposal, and a redemption can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may redem their shares regardless of whether such public shareholders were holders as of the Record Date. However, redemption payments in connection with this Extraordinary General Meeting will only be made if the Extension Proposal and the Liquidation Amendment Proposal receive the requisite shareholder approvals and we determine to implement the Extension Amendment. If the Extension Proposal and the Liquidation Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares if and when any initial business combination is submitted to the shareholders, subject to any limitations set forth in our Articles, as amended by the Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in our Trust Account, which held approximately $328,518,166 as of the Record Date. In addition, public shareholders who do not elect to redeem their public shares would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date if the Extension Proposal and the Liquidation Amendment Proposal are approved.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON JANUARY 3, 2022 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION PROPOSAL AND THE LIQUIDATON AMENDMENT PROPOSAL AND REDEMPTIONS.

As of the Record Date, there was approximately $328,518,166 in the Trust Account. If the Extension Proposal and the Liquidation Amendment Proposal are approved and the Company extends the business combination period to the Extended Date (or such earlier date as determined by the Board in its sole discretion), the redemption price per share at the meeting for the initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $10.10 per share at the time of the Extraordinary General Meeting (not including accrued interest and interest not previously released to the Company to pay its taxes).

Our Board will abandon and not implement the Liquidation Amendment Proposal unless our shareholders approve the Extension Proposal and the Liquidation Amendment Proposal. This means that unless both proposals are approved by the shareholders, none of these two proposals will take effect. Notwithstanding shareholder approval of the Extension Proposal and the Liquidation Amendment Proposal, our Board will retain the right to abandon and not implement the Articles Amendment at any time before the effectiveness thereof without any further action by our shareholders.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)     amending the introduction of Article 51.7 by inserting the words:

“(or such earlier date as determined by the board of Directors and included in a public announcement)”

before “, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

Vote Required for Approval

The Liquidation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the Ordinary Shares who attend and vote, together as a single class, represented in person or by proxy, at the Extraordinary General Meeting. Ordinary Shares that are present virtually during the Extraordinary General Meeting constitute Ordinary Shares represented “in person.” The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Liquidation Amendment Proposal and the Extension Proposal. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate of 8,125,000 Class B Ordinary Shares, constituting 20.0% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information. Accordingly, if all of our issued and outstanding Ordinary Shares were voted at the Extraordinary General Meeting, we would need, in addition to our Initial Shareholders’ founder shares, 18,958,334, or 58.3%, of the 32,500,000 public shares sold in the IPO to be voted in favor of the Liquidation Amendment Proposal.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Liquidation Amendment Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Liquidation Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE LIQUIDATION AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “The Extension Proposal — Interests of the Sponsor and the Company’s Officers and Directors” for more information.

PROPOSAL NO. 3 — THE DIRECTOR ELECTION PROPOSAL

Overview

Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the first class of directors, consisting of Mr. Altman, will expire at this Extraordinary General Meeting. The term of office of the second class of directors, consisting of Jon Levy and Ron Lumbra, will expire at the general meeting of shareholders to be held in 2023. The term of office of the third class of directors, consisting of Messrs. Aberle and Stone will expire at the general meeting of shareholders to be held in 2024.

At the Extraordinary General Meeting, one Class I director will be elected to the Board to serve for the ensuing three-year period or until a successor is elected and qualified or his earlier resignation or removal. The Board has nominated Mr. Altman for re-election as a Class I director. Our Board believes Mr. Altman is well-qualified to serve as a director because he has extensive experience as an investor and a director of companies in the technology sector. The biography of Mr. Altman is set forth below.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, to re-elect Steve Altman as a Class I director of the Board until the general meeting of the Company to be held in 2025 or until his successor is appointed and qualified.”

Vote Required for Approval

The Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate of 8,125,000 Class B Ordinary Shares, constituting 20.0% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information. Accordingly, if all of our issued and outstanding Ordinary Shares were voted at the Extraordinary General Meeting, we would need, in addition to our Initial Shareholders’ founder shares, 12,187,501, or 37.5%, of the 32,500,000 public shares sold in the IPO to be voted in favor of the Director Election Proposal.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Director Election Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Director Election Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE DIRECTOR ELECTION PROPOSAL.

Information About Directors, Executive Officers and Nominee

Our executive officers, directors, and director nominee are as follows:

Name	Age	Position
Derek Aberle	52	Chief Executive Officer and Director
Nick Stone	44	Chief Financial Officer and Director
Steve Altman	61	Chairman, Director Nominee
Jonathan A. Levy	61	Director
Ron Lumbra	61	Director

Derek Aberle, our Chief Executive Officer and a director, is Vice Chairman and director of XCOM, a company he co-founded in July 2018 with the former Chief Executive Officer and Executive Chairman of Qualcomm, Paul Jacobs. Mr. Aberle also served as President and Chief Operating Officer of XCOM from July 2018 to November 2020. Prior to XCOM, Mr. Aberle spent 17 years at Qualcomm, including as President of Qualcomm from March 2014 to January 2018. He was an officer and member of Qualcomm’s Executive Committee from 2008 until January 2018. Prior to Qualcomm, Mr. Aberle was an attorney with the international law firms Pillsbury Winthrop and Heller Ehrman. Mr. Aberle holds a B.A. in Business Economics from the University of California, Santa Barbara and a J.D. from the University of San Diego School of Law.

We believe Mr. Aberle is qualified to serve on our Board based on his extensive experience with technology-focused companies at the executive level.

Nick Stone, our Chief Financial Officer and a director, is currently a Partner at FS Investors, where he has worked since 2013. Prior to joining FS Investors in June 2011, Mr. Stone served as Vice President at TPG Capital, one of the world’s largest private equity funds from August 2007 to March 2011. Prior to joining TPG, Mr. Stone was an investment professional at Kohlberg Kravis Roberts & Co. focusing on investments in the healthcare space from 2003 to 2005. Prior to that, he was an analyst at Morgan Stanley, focusing on the technology sector. Mr. Stone graduated cum laude from Harvard University and was an Arjay Miller Scholar at the Stanford Graduate School of Business.

We believe Mr. Stone is qualified to serve on our Board based on his extensive experience in the private equity space and technology sector.

Steve Altman, our Chairman, currently serves as the Managing Member of AJL, an investment vehicle he founded in 2014. Prior to that, Mr. Altman spent 24 years at Qualcomm in numerous leadership roles, including as President and Vice Chairman. Mr. Altman was also a member of Qualcomm’s Executive Committee from November 2011 to January 2014. Mr. Altman has served as a board member of Dexcom, Inc. since 2013 and also serves as a board member for a variety of private company boards including Brain, Amionx, CourseKey, Yembo and ViaCyte. Mr. Altman holds a B.S. degree in Police Science and Administration from Northern Arizona University and a J.D. degree from the University of San Diego School of Law.

We believe Mr. Altman is qualified to serve on our Board based on his extensive experience as an investor and a director of companies in the technology sector.

Jonathan A. Levy, one of our directors, is currently Co-Founder and Managing Partner of Redstone Investments, a full service commercial real estate firm, which he co-started as JLB Investments in 1988. Mr. Levy has more than 30 years of experience in the commercial real estate business. He served on the board of Sky Financial Group, Inc. from 1999 until Huntington’s acquisition of Sky in 2007, where he served as lead director from 2003 to 2007. Prior to this, Mr. Levy served on the boards of Western Reserve Bank and Citizens Bankshares, Inc. Mr. Levy previously served on the board of directors of Gulfshore Bank from 2013 to 2017, Real Nexus, Inc. from 2014 to 2019, Huntington Bancshares Inc. from 2007 to 2018 (where he was on the Executive and Risk Oversight committees), and on the boards of numerous community non-profit organizations. Mr. Levy holds a B.A. degree in Finance from Syracuse University.

We believe Mr. Levy is qualified to serve on our Board based on his many years of business, banking and director experience.

Ron Lumbra, one of our directors, is currently managing partner of Heidrick & Struggles’ Centers of Excellence and a partner in the CEO & Board Practice. Mr. Lumbra has more than 20 years of executive search consulting experience and an extensive track record of recruiting board directors and chief executive officers to a broad variety of clients. Prior to joining Heidrick & Struggles, Mr. Lumbra spent 17 years with a global search firm where he was managing director and co-leader of the Americas CEO and board services practice. Mr. Lumbra is chair of the board of trustees for the University of Vermont and is the former board chair and current director of a national nonprofit. Mr. Lumbra earned his B.S. from University of Vermont and his MBA from Harvard Business School.

We believe Mr. Lumbra is qualified to serve on our Board based on his extensive experience advising corporate boards.

Corporate Governance Matters

Number and Terms of Office of Officers and Directors

Our Board consists of five members and is divided into three classes with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual general meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, consisting of Mr. Altman, will expire at the Extraordinary General Meeting. The term of office of the second class of directors, consisting of Messrs. Levy and Lumbra, will expire at the second annual general meeting. The term of office of the third class of directors, consisting of Messrs. Aberle and Stone, will expire at the third annual general meeting.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint officers as it deems appropriate pursuant to our amended and restated memorandum and articles of association.

Director Independence

The rules of the Nasdaq require that a majority of our Board be independent within one year of our IPO. An “independent director” is defined generally as a person who, in the opinion of the company’s Board, has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Our Board has determined that Messrs. Altman, Levy and Lumbra are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Board Meetings and Committees of the Board

In the year ended December 31, 2021, the Board held three meetings and did not undertake any actions by written consent. Although we do not have any formal policy regarding director attendance at annual shareholder meetings, we attempt to schedule our annual meetings so that all of our directors can attend. In addition, we expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. No director attended fewer than 75% of the meetings of the board and of the committees thereof upon which he served in 2021.

Audit Committee

We have established an audit committee of the Board. Messrs. Altman, Levy and Lumbra serve as the members of the audit committee, and Mr. Levy chairs the audit committee. All members of our audit committee are independent.

Each member of the audit committee is financially literate and our Board has determined that Mr. Levy qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm; the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent registered public accounting firm all relationships the firm has with us in order to evaluate their continued independence;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Management has reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 with our audit committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of our audit committee asked for management’s representations and reviewed certifications prepared by the Chief Executive Officer and Chief Financial Officer that the unaudited quarterly and audited annual financial statements of the Company fairly present, in all material respects, the financial condition and results of operations of the Company.

In performing all of these functions, our audit committee acts only in an oversight capacity. The audit committee reviews the Company’s annual reports and its quarterly reports prior to filing with the SEC. In its oversight role, our audit committee relies on the work and assurances of the Company’s management, which has the responsibility for financial statements and reports, and of our independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles. Our audit committee has met and held discussions with management and the Company’s independent registered public accounting firm. Management represented to our audit committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and our audit committee has reviewed and discussed the financial statements with management and our independent registered public accounting firm. Our audit committee also discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting and Oversight Board

(“PCAOB”). The Company’s independent registered public accounting firm also provided our audit committee with the written disclosures required by applicable requirements of the PCAOB regarding independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered. In reliance on these reviews, discussions, and the report of our independent registered public accounting firm, our audit committee recommended to our board of directors, and the board of directors approved, that the audited financial statements for the fiscal year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Members of the Audit Committee:

Steve Altman

Jonathan A. Levy (Chairman)

Ron Lumbra

In the year ended December 31, 2021, the audit committee held three meetings, and acted by written consent once.

Compensation Committee

We have established a compensation committee of the Board. Messrs. Altman and Lumbra serve as the members of the compensation committee, and Mr. Lumbra chairs the compensation committee. All members of our compensation committee are independent.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer’s based on such evaluation;

•        reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive compensation and equity based plans that are subject to board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment of customary fees we may elect to make to members of our Board for director service and payment to an affiliate of our Sponsor of $10,000 per month, for up to 24 months, for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

In the year ended December 31, 2021, the compensation committee did not hold any meetings or act by written consent.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by our Board. Our Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Messrs. Altman, Levy and Lumbra. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual general meeting (or, if applicable, an extraordinary general meeting of shareholders). Our shareholders that wish to nominate a director for election to our Board should follow the procedures set forth in our amended and restated memorandum and articles of association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

In the year ended December 31, 2021, the independent directors participating in the consideration and recommendation of director nominees did not hold any meetings or act by written consent.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Code of Ethics

We have adopted a code of ethics applicable to our directors, officers and employees (“Code of Ethics”). A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Limitation on Liability and Indemnification of Officers and Directors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, fraud or the consequences of committing a crime. Our amended and restated memorandum and articles of association provides for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect. We expect to purchase a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the Trust Account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the Trust Account for any reason whatsoever. Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the Trust Account or (ii) we consummate an initial business combination.

Our indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Independent Public Accountant

A representative of our independent registered public accounting firm, WithumSmith+Brown, PC (“Withum”), is not expected to be present at the Extraordinary General Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to questions.

Audit Fees.    During the year ended December 31, 2021 and for the period from September 18, 2020 (inception) through December 31, 2020, fees for our independent registered public accounting firm were $80,030 and $107,635, respectively, for the services Withum performed in connection with our IPO, audits of our annual financial statements, reviews of the financial information included in our Forms 10-Q and other required filing with the SEC.

Audit-Related Fees.    During the year ended December 31, 2021 and for the period from September 18, 2020 (inception) through December 31, 2020, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.

Tax Fees.    During the year ended December 31, 2021 and for the period from September 18, 2020 (inception) through December 31, 2020, our independent registered public accounting firm billed us $3,863 and $0, respectively, for tax compliance, tax advice and tax planning.

All Other Fees.    During the year ended December 31, 2021 and for the period from September 18, 2020 (inception) through December 31, 2020, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Our audit committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Executive and Director Compensation

None of our officers or directors have received any cash compensation for services rendered to us. Commencing on the date that our securities are first listed on Nasdaq through the earlier of consummation of our initial business combination and our liquidation, we will pay our Sponsor $10,000 per month for office space, utilities, secretarial and administrative support services provided to members of our management team. We may elect to make payment of customary fees to members of our Board for director service. In addition, our Sponsor, officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the Trust Account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our Sponsor, officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation.

Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Certain Relationships and Related Person Transactions

Founder Shares

On September 28, 2020, our Sponsor purchased the founder shares and Private Placement Warrants pursuant to the Securities Purchase Agreement. On December 16, 2020, pursuant to the SPA Amendment, our Sponsor returned certain founder shares and Private Placement Warrants to us. In January 2021, our Sponsor forfeited an additional 2,583,333 Private Placement Warrants for no consideration, resulting in 7,187,500 founder shares and 5,166,667 Private Placement Warrants outstanding. On January 7, 2021, we effected a 1:1.2 share capitalization of our Class B Ordinary Shares. At the closing of the IPO, upon the underwriter’s partial exercise of the over-allotment, 500,000 founder shares were forfeited, resulting in the Sponsor holding an aggregate of 8,125,000 founder shares. Prior thereto, the company had no assets, tangible or intangible. Any conversion of Class B Ordinary Shares described herein will take effect as a redemption of Class B Ordinary Shares and an issuance of Class A Ordinary Shares as a matter of Cayman Islands law.

The founder shares are identical to the Class A Ordinary Shares included in the units sold in the IPO, except that:

•        prior to the closing of our initial business combination, only holders of the founder shares have the right to vote on continuing the company in a jurisdiction outside the Cayman Islands;

•        the founder shares are subject to certain transfer restrictions, as described in more detail below;

•        the founder shares are entitled to registration rights;

•        our Sponsor, officers and directors entered into a letter agreement with us, pursuant to which they have agreed to (i) waive their redemption rights with respect to their founder shares and public shares in connection with the completion of our initial business combination; (ii) waive their redemption rights with respect to their founder shares and public shares in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we have not consummated an initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; (iii) waive their rights to liquidating distributions from the Trust Account with respect to their founder shares if we fail to complete our initial business combination within 24 months from the closing of the IPO, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame; and (iv) vote any founder shares held by them and any public shares purchased after the IPO (including in open market and privately-negotiated transactions) in favor of our initial business combination. If we submit our initial business combination to our public shareholders for a vote, we will complete our initial business combination only if we receive an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company. As a result, in addition to our initial shareholders’ founder shares, we would need 12,187,501, or 37.5%, of the 32,500,000 public shares sold in the IPO to be voted in favor of an initial business combination in order to have our initial business combination approved (assuming all outstanding shares are voted); and

•        the founder shares are automatically convertible into our Class A Ordinary Shares concurrently with or immediately following the consummation of our initial business combination on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights.

Private Placement Warrants

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 500,000 additional Private Placement Warrants to the Sponsor at a purchase price of $1.50 per Private Placement Warrants, generating gross proceeds to the Company of $750,000. The Private Placement Warrants are identical to the warrants sold in the IPO, except that the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company except as set forth in the warrant agreement, (ii) may not (including the Class A Ordinary Shares issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sales. The private placement was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Related Party Loans

In order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a business combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post- business combination entity at a price of $1.50 per warrant. The warrants would be identical to the Private Placement Warrants.

On September 18, 2020, the Company issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which the Company could borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) June 30, 2021 and (ii) the completion of the IPO. The outstanding amount of $10,000 was repaid on January 22, 2021. Borrowings under the Promissory Note are no longer available.

Administrative Services Agreement

The Company agreed to pay the Sponsor a total of $10,000 per month for office space, utilities, secretarial and administrative support services. Upon completion of the business combination or the Company’s liquidation, the Company will cease paying these monthly fees.

Registration Rights

The holders of the founder shares, private placement warrants and any warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the private placement warrants and warrants that may be issued upon conversion of the Working Capital Loans) have registration rights to require the Company to register a sale of any of the securities held by them pursuant to the Registration Rights Agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. The registration rights agreement does not contain liquidating damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Convertible Promissory Notes

On May 16, 2022, the Company entered into a convertible promissory note with the Sponsor, pursuant to which the Company may borrow up to an aggregate principal amount of $1,500,000 (the “Convertible Promissory Note”). The Convertible Promissory Note is non-interest bearing and due on the earlier of December 31, 2023 and the date on which the Company consummates its initial business combination. If the Company completes a business combination, it would repay such additional loaned amounts, without interest, upon consummation of the business combination. In the event that a business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay such additional loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $1,500,000 of such additional loans (if any) may be convertible into warrants, at a price of $1.50 per warrant at the option of the Sponsor. The warrants would be identical to the Private Placement Warrants, including as to exercise price, exercisability and exercise period. Except for the foregoing, the terms of such additional loans (if any) have not been determined and no written agreements exist with respect to such loans. If the Company fully draws down on the Convertible Promissory Note and requires additional funds for working capital purposes, the Sponsor, an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company such additional funds as may be required. The issuance of the Convertible Promissory Note was approved by the Board and the audit committee on May 16, 2022. As of the date of this proxy statement, there was $157,000 outstanding under the Convertible Promissory Note.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, Liquidation Amendment Proposal or Director Election Proposal or (y) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the other proposals or the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the other proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.”

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the Ordinary Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

The Initial Shareholders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote an aggregate of 8,125,000 Class B Ordinary Shares, constituting 20.0% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information. Accordingly, if all of our issued and outstanding Ordinary Shares were voted at the Extraordinary General Meeting, we would need, in addition to our Initial Shareholders’ founder shares, 12,187,501, or 37.5%, of the 32,500,000 public shares sold in the IPO to be voted in favor of the Adjournment Proposal.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Liquidation Amendment Proposal, our Board will approve and declare advisable adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of the Record Date, with respect to our Ordinary Shares held by:

•        each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 40,625,000 Ordinary Shares outstanding as of the Record Date, including 32,500,000 Class A Ordinary Shares and 8,125,000 Class B Ordinary Shares. Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include any Ordinary Shares underlying our outstanding warrants because such securities are not exercisable within 60 days of the Record Date.

Name and Address of Beneficial Owner	Number of Class A Ordinary Shares	Number of Class B Ordinary Shares	% of Class A Ordinary Shares	% of Class B Ordinary Shares	% of Ordinary Shares
Derek Aberle	—	—	—	—	—
Nick Stone	—	—	—	—	—
Steve Altman	—	—	—	—	—
Jonathan Levy	—	—	—	—	—
Ron Lumbra	—	—	—	—	—
All directors and executive officers of the Company as a group (five individuals)	—	—	—	—	—
5% Holders of the Company
Prospector Sponsor LLC(3)	—	8,125,000	—	100.0%	20.0%
Empyrean Capital Overseas Master Fund, Ltd., Empyrean Capital Partners, LP and Amos Meron(4)	1,800,000	—	5.5%	—	4.4%

____________

(1)      Unless otherwise noted, the business address of each of those listed in the table is 1250 Prospect Street, Suite 200, La Jolla, CA 92037.

(2)      Holders of record of Ordinary Shares are entitled to one vote for each share held on all matters to be voted on by shareholders and vote together as a single class, except as required by law.

(3)      Prospector Sponsor LLC, our sponsor, is the record holder of such shares. Derek Aberle, Nick Stone, Steve Altman and Mike Stone are among the members of the Sponsor and are its managers. Each manager has one vote, and the approval of a majority of the managers is required for approval of an action of the Sponsor. No individual manager exercises voting or dispositive control over any of the securities held by the Sponsor, even those in which he directly owns a pecuniary interest. Accordingly, none of the individuals will be deemed to have or share beneficial ownership of such securities.

(4)      According to a Schedule 13G filed by such persons as a group with the SEC on January 21, 2021, each of Empyrean Capital Overseas Master Fund, Ltd., Empyrean Capital Partners, LP and Amos Meron, share voting and dispositive power and may be deemed the beneficial owner of 1,800,000 Class A ordinary shares reported above. The business address for this shareholder is c/o Empyrean Capital Partners, LP, 10250 Constellation Boulevard, Suite 2950, Los Angeles, CA 90067.

Our Sponsor beneficially owns approximately 20.0% of our issued and outstanding Ordinary Shares. Because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Articles and approval of significant corporate transactions.

SHAREHOLDER PROPOSALS

If the Extension Proposal and the Liquidation Amendment Proposal are approved and the Extension is implemented, the Company intends to hold an extraordinary general meeting of shareholders for the purpose of approving its initial business combination and related transactions. The Company’s next annual general meeting of shareholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual general meeting following the completion of an initial business combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a shareholder and you want to nominate a person for election to our Board or present a matter of business to be considered, under the Articles you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 90 and 120 days before the annual general meeting date.

If the Extension Proposal and the Liquidation Amendment Proposal are not approved, and the Company does not consummate an initial business combination by January 12, 2023, then the Company will cease all operations except for the purpose of winding up and there will be no annual general meetings.

DISCRETIONARY VOTING OF PROXIES

Pursuant to Rule 14a-4 promulgated by the SEC, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the Extraordinary General Meeting with respect to any proposal presented by a shareholder at the meeting, without any discussion of the proposal in our proxy statement for the meeting, unless we received notice of such proposal at our principal office prior to August 15, 2023.

OTHER MATTERS

Our Board knows of no matter that will be presented for consideration at the Extraordinary General Meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the Extraordinary General Meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

OTHER SHAREHOLDER COMMUNICATIONS WITH OUR BOARD

Our Board provides a process for shareholders and interested parties to send communications to the Board. Shareholders and interested parties may communicate with our Board, any committee chairperson or the non-management directors as a group by writing to the Board or committee chairperson in care of Prospector Capital Corp., 1250 Prospect Street, Suite 200, La Jolla, CA 92037. Each communication will be forwarded, depending on the subject matter, to the Board, the appropriate committee chairperson or all non-management directors.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 1250 Prospect Street, Suite 200, La Jolla, CA 92037, or (650) 396-7700, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:

Prospector Capital Corp.
1250 Prospect Street, Suite 200
La Jolla, CA 92037
Telephone: (650) 396-7700

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: PRSR.info@investor.morrowsodali.com

If you are a shareholder of the Company and would like to request documents, please do so by December 29, 2022 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
December 13, 2022

ANNEX A

PROPOSED AMENDMENTS
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
PROSPECTOR CAPITAL CORP.

PROSPECTOR CAPITAL CORP.
(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(b)    amending the introduction of Article 51.7 by deleting the words:

“by 24 months from the consummation of the IPO”

and replacing them with the words:

“by 31 December 2023”

(b)    amending Article 51.8(a) by deleting the words:

“within 24 months from the consummation of the IPO”

and replacing them with the words:

“by 31 December 2023”.

Annex A-1

ANNEX B

PROPOSED AMENDMENTS
TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
PROSPECTOR CAPITAL CORP.

PROSPECTOR CAPITAL CORP.
(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(b)    amending the introduction of Article 51.7 by inserting the words:

“(or such earlier date as determined by the board of Directors and included in a public announcement)”

before “, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

Annex B-1

PROXYCARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF PROSPECTOR CAPITAL CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Derek Aberle and Nick Stone (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the ordinary shares of Prospector Capital Corp. (“PRSR”), a Cayman Islands exempted company, that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting in lieu of Annual General Meeting of shareholders of the Company, to be held on January 5, 2023 at 11:00 a.m. Eastern Time, virtually over the internet at https://www.cstproxy.com/prospectorcapital/2023 (the “Extraordinary General Meeting”), and at any adjournments and/or postponements thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side) Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of shareholders to be held on January 5, 2023 This notice of Extraordinary General Meeting of shareholders and accompanying Proxy Statement are available at: https://www.cstproxy.com/prospectorcapital/2023

PROSPECTOR CAPITAL CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4. Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” or “public shares”), included as part of the units sold in the Company’s initial public offering that was consummated on January 12, 2021 (the “IPO”), from January 12, 2023, to December 31, 2023 (the “Extension,” such date, the “Extended Date,” and such proposal, the “Extension Proposal”). Proposal No. 2 — The Liquidation Amendment Proposal — as a special resolution, to amend (the “Liquidation Amendment” and, together with the Extension Amendment, the “Articles Amendment”) the Company’s Articles pursuant to an amendment to the Articles in the form set forth in Annex B of the accompanying proxy statement to permit the Company’s board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by our Board and included in a public announcement (the “Liquidation Amendment Proposal”). Proposal No. 3 — The Director Election Proposal — as an ordinary resolution, to re-elect Steve Altman as a Class I director of the Board until the general meeting of the Company to be held in 2025 or until his successor is appointed and qualified (the “Director Election Proposal”). Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve any of the other proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting. Please mark vote as indicated in this example FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN , 2022 Signature (Signature if held Jointly) When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person. The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each Proposal. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.